Exhibit 10.42

                          PLEDGE AND SECURITY AGREEMENT

      PLEDGE AND SECURITY AGREEMENT, dated as of December 31, 2001 (this "Agreement"), among Milley Management Incorporated, Winchester National, Inc. and Alexander M. Milley (each a "Pledgor" and collectively, the "Pledgor") and ELXSI CORPORATION, a Delaware corporation ("Parent"), as collateral agent (the "Pledgee"), for the benefit of (i) Parent as the holder of the Parent Notes (as defined below), and (ii) ELXSI, a California corporation ("Subsidiary") and wholly owned subsidiary of Parent, as the holder of the Subsidiary Notes (as defined below).

                                   Background

      ELX Limited Partnership, a Delaware limited partnership ("ELXLP") is the "Payor" under that certain: (i) Amended and Restated Promissory Note, dated as of December 31, 2001 and due April 1, 2005, payable to Parent and having an original principal amount of $1,606,278 (the "First Parent Note"), and (ii) Amended and Restated Promissory Note, dated as of December 31, 2001 and due April 1, 2005, payable to Parent and having an original principal amount of $1,362,489 (the "Second Parent Note"; and collectively with the First Parent Note, the "Parent Notes").

      Cadmus Corporation, a Massachusetts corporation ("Cadmus"), is the "Payor" under that certain: (i) Amended and Restated $2,000,000 Secured Promissory Note, dated as of December 31, 2001 and due April 1, 2005, payable to Subsidiary (the "First Subsidiary Note"), and (ii) Amended and Restated $7,003,364 Promissory Note, dated as of December 31, 2001 and due April 1, 2005, payable to Subsidiary (the "Second Subsidiary Note"; and collectively with the First Subsidiary Note, the "Subsidiary Notes"; and the Parent Notes and Subsidiary Notes are hereinafter sometimes collectively referred to as the "Notes").

      Alexander M. Milley, the Chairman, President and Chief Executive Officer of both Parent and Subsidiary and a significant stockholder of Parent, is also
(i) the sole general partner of ELXLP and the majority holder of the partnership interests therein, and (ii) an officer and director of Cadmus and the direct or indirect controlling stockholder thereof. Accordingly, each of Parent, Subsidiary, ELXLP and Cadmus may be deemed to be under the common control of Mr. Milley.

      The promissory notes that were respectively amended and restated by the Notes had maturity dates earlier than, and certain other provisions less favorable to the "Payors" thereunder than, those of the Notes. The Notes thus represent financial accommodations provided by Parent and Subsidiary to ELXLP and Cadmus. The Parent and Subsidiary were unwilling to provide such financial accommodations without the pledges and grant of security interests hereunder by Pledgor and the other representations, warranties covenants and agreements of Pledgor provided hereunder.

      NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   Agreements

      1. SECURITY FOR OBLIGATIONS. This Agreement is for (x) the benefit of Parent as the holder of the Parent Notes, and (y) the benefit of Subsidiary as the holder of the Subsidiary Notes to secure (i) the full and prompt payment when due of all obligations and liabilities of ELXLP to Parent arising under the Parent Notes (the " ELXLP Obligations"), and (ii) the full and prompt payment when due of all obligations and liabilities of Cadmus to Subsidiary arising under the Subsidiary Notes (the "Cadmus Obligations"; and the ELXLP Obligations and the Cadmus Obligations being collectively referred to herein as the "Obligations").
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      2.    GUARANTY OF OBLIGATIONS. Pledgor hereby guarantees the payment and performance of the ELXLP Obligations and the Cadmus Obligations and waives, to the extent legally permissible, all defenses available to a surety in connection therewith.

      3.    PLEDGE AND GRANT OF SECURITY INTERESTS.

            3.1.  Pledge and Grant. To secure Obligations, THE PLEDGOR HEREBY:
(i) grants to the Pledgee a security interest in and to all of Pledgor's right, title and interest in, to and under the Physical Securities, the Brokerage Accounts and all other Collateral (as such terms are hereinafter defined), whether now owned or hereafter acquired by the Pledgor; (ii) pledges and deposits as security with the Pledgee all of the Pledgor's Physical Securities and delivers to the Pledgee the certificates evidencing same, accompanied by stock power(s) duly executed in blank by the Pledgor covering the same; (iii) with respect to the Pledgor's Brokerage Account(s), executes and delivers to the Pledgee, for countersignature and delivery to the financial intermediary maintaining the same, a Brokerage Account Control Instruction letter in the form of Exhibit A (each, a "Control Instruction"); and (iv) otherwise assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to all Collateral, whether now owned or hereafter acquired by the Pledgor, to be held by the Pledgee upon the terms and conditions set forth in this Agreement.

            3.2. Subsequently Acquired Securities. If the Pledgor shall acquire (by or through purchase, stock dividend, distribution of capital, any event referred to in Section 6 hereof, or otherwise) any additional shares of capital stock or other securities of Parent or Molecular Diagnostics, Inc., a Delaware corporation ("MDI"), whether within or without any Brokerage Account, or of any other issuer within the Brokerage Account, then the Pledgor will forthwith pledge and deposit the same as security for all Obligations with the Pledgee and deliver to the Pledgee (if available) certificates or instruments evidencing same, accompanied by stock power(s) duly executed in blank by the Pledgor or such other instruments of transfer as are acceptable to the Pledgee covering the same.

            3.3. Definitions of Pledged Securities and Collateral. Under this Agreement, the:

                  (a) "Physical Securities" means and includes the equity securities identified on Schedule 1 hereto, if any, and the certificates representing the same;

                  (b) "Brokerage Accounts" means and includes the brokerage account(s) identified on Schedule 1 hereto, if any, and all of the property, assets, rights, entitlements deposited or held therein;

                  (c) "Collateral" means and includes (i) the Physical Securities (if any), (ii) the Brokerage Accounts (if any), (iii) any securities or other property or assets pledged, deposited or delivered (or required to be pledged, deposited or delivered) under Section 3.2, Section 6 or any other provision of this Agreement, and (iv) all products and proceeds of any of the foregoing. The Collateral pledged hereunder by any particular Pledgor is sometimes referred to herein as such Pledgor's or its Collateral.

      4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any Physical Securities delivered to the Pledgee hereunder, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

      5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default (as defined below) shall have occurred and be continuing, the Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or which would have the effect of impairing the rights of the

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Pledgee or any holder of the Obligations. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease upon the occurrence of an Event of Default which shall be continuing, and Section 7 hereof shall thereupon become applicable.

      6. DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and distributions paid in respect of any of the Collateral shall be delivered to the Pledgee and held as additional Collateral hereunder. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral: (a) all other or additional stock or other securities or property paid or distributed by way of dividend or otherwise in respect of any Collateral; (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of any Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and (c) all other or additional stock or other securities or property (including cash) which may be paid in respect of any Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization. Any and all such dividends, distributions, stock, securities or other property (including cash) paid and deposited in any Brokerage Account shall be retained and held in such Brokerage Account, subject to the terms of the applicable Control Instructions.

      7. EVENTS OF DEFAULT AND REMEDIES. (a) For purposes of this Agreement it shall be an "Event of Default" if any event of default shall occur under any of the Notes.

            (b) If an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any Control Instructions or applicable law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights and remedies, which the Pledgor hereby agrees to be commercially reasonable:

                  (i) to transfer all or any part of the Physical Securities, Brokerage Accounts or other Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (ii) to exercise all voting rights attaching to all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so);

                  (iii) with respect to the Brokerage Account(s), to otherwise exercise full dominion and control thereof, to the exclusion of Pledgor and other persons, including the right to liquidate and receive the proceeds of such liquidation;

                  (iv) with respect to any securities or any other property , included in the Collateral (including any such securities held in any Brokerage Account), to take and apply the same as payment on account of the Obligations, provided that in the event of such application the outstanding Obligations shall be reduced based on the fair value thereof as determined in good faith by the Board of Directors of Pledgee; and

                  (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral (including Collateral held in any Brokerage Account), or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor.

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            (c)   The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

      8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement, the Control Instructions or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

      9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale, application or other disposition of Collateral through enforcement, realization hereunder or otherwise, together with all other moneys received by the Pledgee hereunder in respect of Collateral, shall first be applied to the payment of all costs and expenses incurred by the Pledgee in connection with such sale or disposition, the delivery of the Collateral or the collection of any such moneys (including, without limitation, reasonable attorneys' fees and expenses), and the balance of such moneys (the "Remaining Proceeds") shall be applied by the Pledgee as required below.

            (b) Prior to the satisfaction in full of the Senior Obligations, the Remaining Proceeds shall be applied, when available, to satisfy, in full, the Senior Obligations. Where the Remaining Proceeds are insufficient to pay off the Senior Obligations in full, such Remaining Proceeds will be applied (i) first, to the unpaid and accrued interest on the Parent Notes, (ii) second, to the unpaid principal amount of the Parent Notes, and (iii) third, to any other obligations owed under the Parent Notes.

            (c) After the satisfaction in full of the Senior Obligations, any Remaining Proceeds not theretofore distributed pursuant to the foregoing provisions of this Section 9 shall be applied, when available, to satisfy, in full, the Subordinated Obligations. Where the Remaining Proceeds are insufficient for the payment in full of the outstanding Subordinated Obligations, the amounts received shall be applied (i) first, to the unpaid and accrued interest on the Cadmus Notes, (ii) second, to the unpaid principal amount of the Cadmus Notes, and (iii) third, to any other obligations owed under the Cadmus Notes.

      10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

      11. INDEMNITY. The Pledgor agrees to indemnify and hold harmless the Pledgee (as such), Parent and Subsidiary from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse the Pledgee, Parent and Subsidiary for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement or the Control Instructions other than to account for moneys actually received by it in

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accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

      12. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at its own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

      13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement and any applicable Control Instructions all items of the Collateral at any time received under this Agreement or any applicable Control Instructions. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement or any applicable Control Instructions, are only those expressly set forth herein or therein.

      14. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE PLEDGOR. Each Pledgor hereby represents and warrants (as to itself and its Collateral only) that (a) if it is not a natural person, it is a corporation, partnership or limited liability company duly organized and validly existing in good standing under the laws of the state of its organization; (b) it is the legal and/or beneficial owner of its Collateral and has good title thereto, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created or contemplated by this Agreement and, with respect to any Brokerage Accounts (and any Collateral deposited therein), any applicable agreements with or liens in favor of any financial intermediaries holding or maintaining the same; (c) it has the power, authority and legal right to pledge and grant security interests in its Collateral pursuant to this Agreement; (d) this Agreement and any Control Instructions to which it is a party have been duly executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with their respective terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency or other laws affecting creditors' rights generally and general principles of equity); (e) no consent of any other party and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any court or governmental agency is required to be obtained by such Pledgor in connection with its execution, delivery or performance of this Agreement or the Control Instructions; (f) the execution, delivery and performance of this Agreement and the Control Instructions to which it is a party will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate or articles of incorporation or formation, or the by-laws, or the operating or partnership agreement (as applicable) of such Pledgor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which such Pledgor is a party or which purports to be binding upon such Pledgor except as contemplated by this Agreement; and (g) the security interest in its Collateral hereunder is a valid and perfected first priority security interest therein securing the Obligations, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include any of the Collateral subject to, in the case of any Brokerage Accounts (and any Collateral deposited therein), any applicable agreements with or liens in favor of any financial intermediaries holding or maintaining the same. Such Pledgor covenants and agrees that: (i) such Pledgor not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of its Collateral, (ii) such Pledgor shall not create, incur or permit to exist any lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest

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therein, except for the liens provided for or contemplated by this Agreement, except the liens and security interests created or contemplated by this Agreement and, with respect to any Brokerage Accounts (and any Collateral deposited therein), any applicable agreements with or liens in favor of any financial intermediaries holding or maintaining the same, (iii) such Pledgor will defend the Pledgee's right, title and security interest in and to its Collateral against the claims and demands of all persons and entities whomsoever (except as aforesaid); and (iv) such Pledgor will have like title to and the right to pledge and grant a security interest in any other property at any time hereafter included in its Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee. Each Pledgor further covenants and agrees to pay, and to save the Pledgee, Parent and Subsidiary harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable with respect to any of its Collateral or in connection with any of the transactions contemplated by this Agreement.

      15. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from all or any of the Notes or Obligations, or any assignment or transfer thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of all or any of the Notes, Obligations or this Agreement; (c) any furnishing of any additional security to the Pledgee, Parent, Subsidiary or any of their respective assignees, or any acceptance thereof, or any release of any security by the Pledgee, Parent, Subsidiary or any of their respective assignees; (d) any limitation on any party's liability or obligations under any or all of the Notes, Obligations, this Agreement or additional security agreement(s), or any invalidity or unenforceability, in whole or in part, of any of the foregoing; or
(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any obligor with respect to any of the Obligations, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

      16. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the collateral consisting of equity securities issued by Parent or MDI (the "Pledged Securities"), the Pledgor as soon as practicable and at its expense will use its reasonable efforts to cause such registration to be effected (and be kept effective) and will use its reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Securities, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided, that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, Parent and Subsidiary and all others participating in the distribution of such Pledged Securities against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

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            (b)   If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

      17. THE PLEDGOR'S RELEASE OF PLEDGEE. Under no circumstances shall Pledgee, Parent or Subsidiary be deemed to assume any responsibility for or liability, obligation or duty with respect to any part or all of the Pledged Securities, Brokerage Accounts or other Collateral of any nature or kind or any matter or proceeding arising out of or related thereto, except as required by applicable law. Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Collateral, or against other persons or entities. The Pledgor hereby releases Pledgee, Parent and Subsidiary from any claims, causes of action and demands with respect to the Collateral or any actions taken or omitted to be taken by Pledgee with respect thereto so long as such actions which relate to the custody and preservation of the Collateral in Pledgee's possession are taken or omitted to be taken with reasonable care, and the Pledgor hereby agrees to hold Pledgee harmless from and with respect to any and all such claims, causes of action and demands. Nevertheless, Pledgee agrees to exercise reasonable care in the physical preservation of the Collateral in its actual possession.

      18. TERMINATION. Upon the payment and performance in full of all of the Obligations, this Agreement shall terminate, all Control Instructions shall terminate, and such of the Collateral as have not theretofore been sold or otherwise applied pursuant to the terms of this Agreement shall be delivered to the Pledgor or as the Pledgor may direct in writing.

      19. NOTICES. All notices, requests, demands, directions, consents or waivers, statements, reports and other communications hereunder shall be deemed to have been given when mailed by first-class, registered or certified mail (postage prepaid) or transmitted by telecopier to the applicable party or parties.

      20. GENERAL. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto. Neither this Agreement nor the obligations of the Pledgor hereunder may be assigned or delegated by the Pledgor without the prior written consent of the Pledgee. This Agreement may not be changed orally, but only by an instrument in writing signed by the person against whom enforcement of such change, modification or discharge is sought.

      21. SEVERABILITY. If any word, phrase, sentence, paragraph, provision or section of this Agreement shall be held, declared, pronounced or rendered invalid, void, unenforceable or inoperative for any reason by any court of competent jurisdiction, governmental authority, statute, or otherwise, such holding, declaration, pronouncement or rendering shall not adversely affect any other word, phrase, sentence, paragraph, provision or section of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, provided such holding, declaration, pronouncement or rendering does not release the Pledged Securities or other Collateral from the pledge or security interest hereunder or result in or permit a prior lien on the

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Pledged Securities or other Collateral or adversely affect Pledgee's rights upon an Event of Default to transfer and vote, and in compliance with law, sell, the Pledged Securities. Any other holding, declaration, pronouncement or rendering of any word, phrase, sentence, paragraph, provision or section of this Agreement as invalid, void, unenforceable or inoperative shall constitute an Event of Default under section 2 of the Notes.

      22. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which for all purposes shall be deemed to be an original.

      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed as of the day and year first above written.


MILLEY MANAGEMENT INCORPORATED         ELXSI CORPORATION,
as Pledgor                             as Pledgee



By: /s/ ALEXANDER M. MILLEY            By: /s/ DAVID M. DOOLITTLE
    ----------------------------           ---------------------------
    Alexander M. Milley                    David M. Doolittle
    Title: President                       Title: Vice President & Chief
                                                  Financial Officer



WINCHESTER NATIONAL, INC.
as Pledgor



By: /s/ ALEXANDER M. MILLEY
    ----------------------------
    Alexander M. Milley
    Title: President






/s/ ALEXANDER M. MILLEY
--------------------------------
Alexander M. Milley, as Pledgor

                                   Schedule 1
                                   ----------

                               Initial Collateral
                               ------------------

1.    Physical Securities
      -------------------

a. 24,659.44 shares of Molecular Diagnostics, Inc. f/k/a Ampersand Medical Corporation ("Ampersand") Series E Preferred Stock represented by Certificate No. E0126 registered in the name of Alexander M. Milley (8,400 of such shares are owned beneficially by Cadmus).

b. 5,946.20 Shares of Ampersand Series E Preferred Stock represented by Certificate No. E0139 registered in the name of Winchester National, Inc.

2.    Brokerage Accounts
      ------------------

a. Milley Management, Incorporated N.B. Zoullas Securities, Inc. Account No. 663-00051, in which there is currently deposited 20,133.32 shares of Ampersand Series E Preferred Stock;

                                    Exhibit A
                                    ---------

                  Form of Brokerage Account Control Instruction
                  ---------------------------------------------

                                  [Letterhead]

N.B. Zoullas Securities, Inc.
909 3rd Avenue, 29th Floor
New York, NY  10022

                                                                  April __, 2002

                              Account No. xxx-xxxxx
                              ---------------------

Ladies and Gentlemen:

      The undersigned ("Account Holder") has granted to ELXSI Corporation, a Delaware corporation ("Secured Party"), a security interest in and to the Account Holder's N.B. Zoullas Securities, Inc. brokerage account numbered xxx-xxxxx (the "Account"). The purpose of this letter is to help perfect the Secured Party's security interest in the Account by granting it certain control over the Account and any securities, cash or other property held therein, as hereinafter provided.

      You are hereby instructed by the Account Holder that:

1. You may not authorize or engage in any trading or other activity in or with respect to the Account, or any securities, cash or other property held therein, unless and to the extent jointly instructed in writing by both the Account Holder and the Secured Party. However, from and after your receipt of written advice from the Secured Party to the effect that an "Event of Default" has occurred and is continuing with respect to the Account Holder (a "Default Notice"), the Account Holder shall no longer have any authorization with respect to such trading and other activity, and shall thereupon accept and act upon only the instructions of the Secured Party.

2. Notwithstanding the foregoing, until such time (if any) as you shall have received a Default Notice, the Account Holder shall have full authority to give you directions with respect to any voting of any securities held in the Account.

3. From and after your receipt of a Default Notice, the Secured Party shall have the full power and authority (to the exclusion of the Account Holder), to exercise dominion and control over the Account (subject to the applicable Account agreement(s) and restrictions), including (without limitation) the right to liquidate the account and/or to transfer the entire account position to an existing or new account established in the name of the Secured Party.

      The foregoing instructions shall remain effective and in full force and effect until such time (if any) that the Secured Party (with or without the Account Holder) shall advise you in writing that the security interest referred to hereinabove shall have been terminated.

                                       Very truly yours,


                                       By: /s/ ALEXANDER M. MILLEY
                                           -------------------------------------
                                           Alexander M. Milley
                                           Its

Acknowledged and accepted
ELXSI Corporation


By: /s/ DAVID M. DOOLITTLE
    --------------------------------------------
    David M. Doolittle
    Its Vice President & Chief Financial Officer